UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-21279
                                                     ---------

                               THE MERGER FUND VL
                               ------------------
               (Exact name of registrant as specified in charter)

                             100 SUMMIT LAKE DRIVE
                            VALHALLA, NEW YORK 10595
                            ------------------------
              (Address of principal executive offices) (Zip code)

                                BONNIE L. SMITH
                               THE MERGER FUND VL
                             100 SUMMIT LAKE DRIVE
                            VALHALLA, NEW YORK 10595
                            ------------------------
                    (Name and address of agent for service)

                                 1-800-343-8959
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31
                         -----------

Date of reporting period:  DECEMBER 31, 2005
                           -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               THE MERGER FUND VL

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

                                                               February 14, 2006

Dear Fellow Shareholder:

  As previously reported, The Merger Fund VL showed a gain of 4.5% in the 12 months ended December 2005. A healthy level of M&A activity provided the Fund with a tailwind during much of the year, but we did encounter a few pockets of turbulence in the form of troubled deals. While respectable, the Fund's performance fell a little short of our rate-of-return targets. Nonetheless, since its inception almost two years ago, The Merger Fund VL has shown solid results and far less volatility than conventional equity mutual funds.

  As is customary in these annual reports, we have included a series of charts which reflect the nature of the arbitrage opportunities in which the Fund has recently invested. Chart 1 shows that as of December 31, friendly transactions represented almost 95% of the dollar value of our equity holdings, while unsolicited, or hostile, takeover attempts accounted for slightly more than 5%. The latter figure, which is about the same as it was a year earlier, indicates that hostile deals continue to make up a relatively small percentage of total M&A activity. Many would-be acquirers apparently have concluded that friendly takeovers are hard enough to get right and that hostile deals are even more problematic. Such concerns are well-founded. As we have noted on numerous occasions over the years, for a hostile takeover attempt to succeed, the stars must be in perfect alignment for the bidder, and such opportunities come around about as often as Halley's Comet. Not only are target companies routinely protected by poison pills, staggered boards and other takeover defenses that have withstood legal challenge, but many companies have also chosen to be legally domiciled in states whose corporate-governance statutes are especially unfriendly to hostile suitors. Presumed by the courts to be acting in their shareholders' best interests, corporate boards are generally free to reject unsolicited offers out of hand, even richly valued bids that would have the support of those very same shareholders. Only a highly motivated acquirer willing to wage a protracted battle can hope to prevail against the "just say no" defense, and even with such a commitment, victory is not assured; at the eleventh hour, a white knight may agree to pay more and steal the prize. In last year's annual report, we wrote about Oracle's dogged pursuit of PeopleSoft, an effort that eventually succeeded but only after the buyer invested 19 months in the process. This year's award for the most-persistent suitor goes to Omnicare, which finally was able to acquire rival NeighborCare after a struggle that lasted 14 months. To put this award in perspective, however, there were very few other candidates.

  Chart 2 shows that approximately 92% of the acquisitions in which the Fund has recently invested are strategic in nature, meaning combinations that involve a corporate buyer-typically operating in the same industry as the target-whose objective in doing the transaction is to enhance shareholder value on a longer-term basis. The rest are financial deals. These are mostly going-private transactions in which an investor group that includes the target's management uses large amounts of borrowed money to buy out the public shareholders. In most cases, the goal in such highly leveraged deals is to pay down debt and then either sell or IPO the company, ideally within a relatively short time frame of just a few years. Owing in large part to the vast pile of cash available for these kinds of transactions, financial players were increasingly active last year. On a global basis, buyout firms are estimated to have raised more than $250 billion in equity capital in 2005 alone, and a similar amount could be raised this year. These funds can be leveraged several times over with debt financing. Moreover, the increased willingness of financial buyers to work together on certain deals-seven private-equity firms took part in the $11 billion purchase of SunGard Data Systems-means that even larger targets can be pursued, with the result that relatively few publicly traded companies are too big to be taken private. These "club" deals also help to avoid bidding contests among private-equity shops. Another reason for the continued strength in going-private deals is that a growing number of corporate executives have become frustrated with the burdens of public ownership, including compliance with Sarbanes-Oxley, an unprecedented degree of scrutiny by regulators and the financial press, shareholder activism and Wall Street's obsession with short-term results. For these executives, the choice between continuing to operate in a goldfish bowl and taking a shot at making serious money with a successful LBO may not be that close a call. From a merger-arbitrage perspective, we tend to prefer strategic deals to LBOs because the latter have historically been a little more accident-prone, and we adjust our rate-of-return requirements accordingly.

  Chart 3 shows the type of consideration to be received by the selling company's shareholders in transactions in which The Merger Fund VL held positions at the end of December. This year's chart shows that when it comes to deal-making, cash is king. Mergers and acquisitions involving at least some cash make up over 90% of the Fund's portfolio, while all-stock transactions account for just 5%, down from 15% a year ago. The growing preference for cash can be explained by the same factors that we discussed in last year's annual report: the reluctance of many acquirers to issue new shares at what they consider to be unattractive price levels; the fact that takeovers are often more accretive to the buyer's bottom line when done as all-cash deals, especially when borrowing costs remain relatively low; the upturn in going-private transactions, in which the target's shareholders receive only cash; and the preference of some sellers for cash deals, whose value is unaffected by fluctuations in equity prices. Another factor is at work this year. Corporate balance sheets are bulging with cash, and using a portion of it to make acquisitions may be a strategically attractive option for many companies. Spending excess cash for takeovers can serve another purpose, as well. Cash-heavy balance sheets sometimes attract activist shareholders who demand large stock buybacks or special dividends, options that may not be in the company's best interests on a longer-term basis. In evaluating potential arbitrage investments for the Fund, the mix of cash and stock to be received is generally not that important to us, but deal terms do impact our hedging strategies. When investing in stock-for-stock mergers with fixed exchange ratios, we attempt to lock in the arbitrage spread by selling short the acquirer's shares at the same time that a long position is established in the target. In this way, the Fund is hedged against a decline in the acquirer's stock price prior to the close of the transaction.

  Chart 4 shows our investments grouped by economic sector. The Fund's holdings continue to be fairly well diversified, with the largest sector accounting for about 20% of the portfolio. For the second year in a row, healthcare deals represent the largest percentage of our investments, followed by the telecommunications sector at about 17%. The financial-services sector, historically a fertile area for M&A, has moved into third place. Because we take a "bottom up" approach to deal selection, the issues that are specific to a given merger or takeover tend to play a much greater role in our analysis than such "macro" factors as the sector in which the companies operate. Having said that, we do attempt to diversify our investments by industry group in order to make the Fund less vulnerable to systemic risk, or the risk that unexpected industry-specific events could adversely impact a number of pending deals at the same time.

  Chart 5 shows the Fund's arbitrage investments grouped by the geographic region in which the target company is domiciled. At the end of 2005, approximately 83% of the deals in our portfolio involved U.S.-based targets, while 17% involved targets located in Canada and Europe. A year earlier, non-U.S. deals accounted for about the same percentage of our investments. Although The Merger Fund VL has the resources and expertise to invest globally, we recognize that foreign deals play out against a different political, corporate-governance and regulatory backdrop than comparable transactions in the U.S., and the Fund won't invest overseas unless we have done our homework and have a firm handle on the risks involved. Speaking of risks, the Fund routinely hedges the currency risk in cross-border deals, so that fluctuations in exchange rates rarely have a material impact on our returns.

  Chart 6 shows the total dollar value of mergers and acquisitions in the U.S., by quarter, since 1991. The chart indicates that M&A activity has recovered smartly from the depressed levels of 2002 but remains well below the record pace seen in the 1998-2000 period, when the annual volume of corporate reorganizations averaged close to $1.5 trillion. Of the many reasons for the recent strength in deal-making, probably the most important is the return of confidence to corporate boardrooms. A few years ago, executives had to deal with the aftermath of 9/11 and the attendant economic and geopolitical uncertainties. At about the same time, a wave of accounting scandals raised questions about the adequacy of Corporate America's financial controls, and directors were reluctant to greenlight acquisitions until they could be assured that their own house was in order and that the financial statements of potential targets could be relied upon. Now that the U.S. economy has shown its resiliency-even in the face of record trade and budget deficits and soaring energy prices-and accounting-related concerns have been addressed, executives are better able to focus on how to position their companies for the long term. This is a process that often involves consideration of mergers, acquisitions or some other type of corporate reorganization. Investment bankers have another reason to be optimistic these days. An increasing number of newly announced transactions are being well-received by investors. Transformational deals that take the acquirer in an entirely new direction or acquisitions dependent on aggressive assumptions regarding revenue synergies are still a hard sell, but straightforward combinations that promise realistic cost savings are now often given the benefit of the doubt, especially if the takeover premium is not too generous. Absent an external shock to the system, we expect that M&A activity will remain strong and that the Fund will have a good supply of new deals in which to invest.

                                      Sincerely,

                                      /s/Frederick W. Green

                                      Frederick W. Green
                                      President

                                    CHART 1

                             PORTFOLIO COMPOSITION
                              BY TYPE OF DEAL*<F1>

                    FRIENDLY                           94.9%
                    HOSTILE                             5.1%

                                    CHART 2

                             PORTFOLIO COMPOSITION
                             BY TYPE OF BUYER*<F1>

                    STRATEGIC                          92.1%
                    FINANCIAL                           7.9%

                                    CHART 3

                             PORTFOLIO COMPOSITION
                               BY DEAL TERMS*<F1>

                 STOCK WITH FIXED EXCHANGE RATIO          2.0%
                 STOCK WITH FLEXIBLE EXCHANGE RATIO       3.2%
                 CASH & STOCK                            35.6%
                 CASH                                    54.6%
                 UNDETERMINED                             4.6%

*<F1>  Data as of December 31, 2005

                                    CHART 4

                             PORTFOLIO COMPOSITION
                                 BY SECTOR*<F2>

                    HEALTHCARE                         20.7%
                    TELECOMMUNICATIONS                 16.9%
                    FINANCIAL SERVICES                 16.4%
                    TECHNOLOGY                         12.2%
                    ENERGY                             10.0%
                    MEDIA & ENTERTAINMENT               6.8%
                    BUSINESS SERVICES                   4.7%
                    CONSUMER NON-DURABLES               3.9%
                    CONSUMER SERVICES                   3.7%
                    BASIC INDUSTRIES                    2.9%
                    CONSUMER DURABLES                   1.8%

                                    CHART 5

                             PORTFOLIO COMPOSITION
                                 BY REGION*<F2>

                    UNITED STATES                      83.4%
                    EUROPE                             12.8%
                    CANADA                              3.8%

*<F2>  Data as of December 31, 2005

                                    CHART 6

                                MERGER ACTIVITY
                                  1991 - 2005

Year       First Quarter    Second Quarter    Third Quarter    Fourth Quarter
----       -------------    --------------    -------------    --------------
1991         $19.9516          $20.5286         $27.3834          $16.3747
1992         $16.6579          $30.7912         $16.1062          $20.9834
1993         $20.3626          $30.0446         $72.4562          $64.2678
1994         $43.9419          $41.2508         $79.3201          $58.3516
1995         $63.2519         $109.5822        $138.6244          $92.8259
1996         $81.5836         $147.5119        $114.5835         $180.8346
1997        $157.8150         $135.3298        $146.4147         $247.8092
1998        $207.8147         $667.8133        $273.4782         $271.3921
1999        $344.2760         $473.5610        $227.3533         $495.8469
2000        $495.6549         $238.7511        $432.3114         $264.6629
2001        $161.5246         $138.7080        $154.2153         $121.5994
2002         $45.7014          $60.8711         $95.8875          $44.3849
2003         $36.7571          $57.2983         $72.9279         $161.5566
2004        $250.4977         $109.3510         $99.8604         $186.5095
2005        $215.1986         $225.5347        $134.1715         $214.4662

Source: Securities Data Corp.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN THE MERGER FUND VL AND THE S&P 500

                  Date         The Merger Fund VL       S&P 500
                  ----         ------------------       -------
                5/26/2004*<F3>      $10,000             $10,000
                6/30/2004            $9,990             $10,248
                9/30/2004           $10,080             $10,057
               12/31/2004           $10,600             $10,985
                3/31/2005           $10,710             $10,749
                6/30/2005           $10,900             $10,896
                9/30/2005           $11,160             $11,289
               12/31/2005           $11,081             $11,525

*<F3>  Inception Date 5/26/04

                                                               AVERAGE ANNUAL
                                                                TOTAL RETURN
                                                               --------------
The Merger Fund VL                                                 4.53%

The Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on May 26, 2004. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

THE MERGER FUND VL
EXPENSE EXAMPLE
DECEMBER 31, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 for the period 7/1/05 - 12/31/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  BEGINNING ACCOUNT    ENDING ACCOUNT         EXPENSES PAID DURING
                                    VALUE 7/1/05       VALUE 12/31/05     PERIOD 7/1/05 - 12/31/05*<F8>
                                  -----------------    --------------     -----------------------------
Actual +<F4> (1)<F6>                  $1,000.00           $1,016.60                  $14.13
Hypothetical ++<F5> (2)<F7>           $1,000.00           $1,011.19                  $14.09

   +<F4> Excluding dividends on short positions and interest expense, your actual cost of investment in the Fund would be $7.12.
  ++<F5> Excluding dividends on short positions and interest expense, your hypothetical cost of investment in the Fund would be $7.12.
 (1)<F6> Ending account values and expenses paid during period based on a 1.66% return. This actual return is net of expenses.
 (2)<F7> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
   *<F8> Expenses are equal to the Fund's annualized expense ratio of 2.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE MERGER FUND VL
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

  SHARES                                                               VALUE
  ------                                                               -----
COMMON STOCKS -- 121.02%

               APPAREL MANUFACTURERS -- 4.65%
    4,450      Reebok International Ltd. (f)<F14>                   $  259,123
                                                                    ----------

               APPAREL RETAILING -- 2.97%
    8,700      J. Jill Group Inc. (a)<F9> (c)<F11>                     165,561
                                                                    ----------

               AUTOMOTIVE PARTS & EQUIPMENT -- 2.37%
    7,650      Titan International, Inc. (f)<F14>                      131,963
                                                                    ----------

               BANKING -- 0.00%
        1      Zions Bancorporation                                         76
                                                                    ----------

               BROADCASTING -- 1.52%
    6,150      Lin TV Corp -- Class A (a)<F9>                           68,511
    1,038      News Corporation -- Class A                              16,141
                                                                    ----------
                                                                        84,652
                                                                    ----------

               BROKERAGE SERVICES -- 3.41%
   37,400      Instinet Group
                 Incorporated (a)<F9> (c)<F11> (h)<F16>                190,295
                                                                    ----------

               CABLE TV -- 6.08%
    5,050      Cablevision Systems
                 Corporation (a)<F9> (d)<F12>                          118,523
    9,250      Telewest Global, Inc. (a)<F9> (g)<F15>                  220,335
                                                                    ----------
                                                                       338,858
                                                                    ----------

               COMPUTER SOFTWARE -- 6.75%
    2,400      Geac Computer Corporation Limited (a)<F9>                26,160
   11,800      Intellisync Corporation (a)<F9>                          60,888
    6,125      Micromuse, Inc. (a)<F9>                                  60,576
   21,600      Siebel Systems, Inc. (g)<F15>                           228,528
                                                                    ----------
                                                                       376,152
                                                                    ----------

               CONSUMER FINANCE -- 4.75%
    9,750      MBNA Corporation (e)<F13>                               264,712
                                                                    ----------

               DATABASE MARKETING SERVICES -- 0.23%
    1,177      infoUSA, Inc. (f)<F14>                                   12,865
                                                                    ----------

               DEFENSE ELECTRONICS -- 2.99%
    4,000      Engineered Support Systems, Inc. (f)<F14>               166,560
                                                                    ----------

               DIALYSIS PRODUCTS & SERVICES -- 3.39%
    4,000      Renal Care Group, Inc. (a)<F9> (f)<F14>                 189,240
                                                                    ----------

               E-COMMERCE -- 0.13%
      863      Emdeon Corporation (a)<F9>                                7,301
                                                                    ----------

               FOOD & BEVERAGES -- 0.41%
      850      Vincor International Inc. (a)<F9>                        22,646
                                                                    ----------

               FOOD RETAILING -- 1.80%
    4,700      Albertson's, Inc. (d)<F12>                              100,345
                                                                    ----------

               HEALTHCARE FACILITIES -- 1.76%
    8,400      Beverly Enterprises, Inc. (a)<F9> (e)<F13>               98,028
                                                                    ----------

               INFORMATION TECHNOLOGY -- 3.08%
    2,600      Anteon International Corporation (a)<F9> (f)<F14>       141,310
      600      Computer Sciences Corporation (a)<F9>                    30,384
                                                                    ----------
                                                                       171,694
                                                                    ----------

               INTEGRATED GAS & ELECTRIC COMPANIES -- 2.27%
    2,200      Constellation Energy Group (f)<F14>                     126,720
                                                                    ----------

               LOTTERY SERVICES -- 4.21%
    7,400      GTECH Holdings Corporation (d)<F12>                     234,876
                                                                    ----------

               MEDICAL DEVICES -- 11.79%
    5,700      Animas Corp. (a)<F9> (f)<F14>                           137,655
    4,500      Guidant Corporation (c)<F11>                            291,375
    2,600      INAMED Corporation (a)<F9> (c)<F11>                     227,968
                                                                    ----------
                                                                       656,998
                                                                    ----------

               MEDICAL INFORMATION SYSTEMS -- 4.08%
    1,500      IDX Systems Corporation (a)<F9>                          65,880
    8,400      NDCHealth Corporation (a)<F9> (e)<F13>                  161,532
                                                                    ----------
                                                                       227,412
                                                                    ----------

               METALS & MINING -- 0.78%
    1,900      Placer Dome, Inc. (g)<F15>                               43,567
                                                                    ----------

               NETWORKING PRODUCTS -- 1.74%
    7,300      Enterasys Networks, Inc. (a)<F9>                         96,944
                                                                    ----------

               OIL & GAS EXPLORATION & PRODUCTION -- 10.71%
    3,833      Burlington Resources, Inc. (d)<F12>                     330,405
    5,000      Vintage Petroleum, Inc. (f)<F14>                        266,650
                                                                    ----------
                                                                       597,055
                                                                    ----------

               PHARMACEUTICALS -- 5.76%
    6,488      Abgenix, Inc. (a)<F9> (f)<F14>                          139,557
    5,800      IVAX Corporation (a)<F9> (c)<F11>                       181,714
                                                                    ----------
                                                                       321,271
                                                                    ----------

               REAL ESTATE INVESTMENT TRUSTS -- 7.44%
    4,000      Arden Realty, Inc. (f)<F14>                           $ 179,320
    2,300      CenterPoint Properties Trust                            113,804
    2,990      Prentiss Properties Trust (f)<F14>                      121,633
                                                                    ----------
                                                                       414,757
                                                                    ----------

               SATELLITE COMMUNICATIONS -- 5.20%
    6,000      New Skies Satellites Holdings Ltd. (f)<F14>             130,620
    6,500      PanAmSat Holding Corp. (f)<F14>                         159,250
                                                                    ----------
                                                                       289,870
                                                                    ----------

               SAVINGS & LOANS -- 2.00%
    2,800      Independence Community Bank Corp. (c)<F11>              111,244
                                                                    ----------

               STEEL -- 3.01%
    3,000      Dofasco, Inc. (d)<F12>                                  167,698
                                                                    ----------

               TELECOMMUNICATIONS EQUIPMENT -- 2.90%
    3,750      Scientific-Atlanta, Inc. (g)<F15>                       161,512
                                                                    ----------

               TELEPHONY -- 12.84%
    6,000      Alamosa Holdings, Inc. (a)<F9> (f)<F14>                 111,660
    5,100      MCI, Inc. (e)<F13>                                      100,623
    6,000      Nextel Partners, Inc. (a)<F9> (f)<F14>                  167,640
   15,345      Price Communications Corporation (a)<F9> (f)<F14>       228,180
    1,800      TDC A/S (f)<F14>                                        107,823
                                                                    ----------
                                                                       715,926
                                                                    ----------

               TOTAL COMMON STOCKS (Cost $6,689,376)                 6,745,921
                                                                    ----------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
               PUT OPTIONS PURCHASED -- 0.02%
       11      DRS Technologies
               Expiration: March, 2006, Exercise Price: $45.00             962
                                                                    ----------

               TOTAL PURCHASED OPTIONS (Cost $1,334)                       962
                                                                    ----------

PRINCIPAL
  AMOUNT
---------
CORPORATE BONDS -- 3.42%
               Adelphia Communications Corporation
 $ 24,000      9.375%, 11/15/2009 (b)<F10>                              14,160
  219,000      10.250%, 06/15/2011 (b)<F10>                            132,495
   55,000      Toys "R" Us, Inc.
               7.875%, 04/15/2013                                       44,000
                                                                    ----------

               TOTAL CORPORATE BONDS (Cost $238,979)                   190,655
                                                                    ----------

TAX ESCROW NOTE -- 0.06%
    4,979      NextWave Wireless LLC Secured Note                        3,236
                                                                    ----------

               TOTAL TAX ESCROW NOTE (Cost $2,738)                       3,236
                                                                    ----------

SHORT-TERM INVESTMENTS -- 0.03%
               VARIABLE RATE DEMAND NOTES -- 0.03%
    1,643      U.S. Bank, 4.130%                                         1,643
                                                                    ----------

               TOTAL SHORT-TERM INVESTMENTS (Cost $1,643)                1,643
                                                                    ----------
               TOTAL INVESTMENTS (Cost $6,934,070)                  $6,942,417
                                                                    ----------
                                                                    ----------

Percentages are stated as a percent of net assets.
(a)<F9>   Non-Income producing security.
(b)<F10>  Security in default.
(c)<F11> All or a portion of the shares have been committed as collateral for open short positions.
(d)<F12> All or a portion of the shares have been committed as collateral for written option contracts.
(e)<F13> All or a portion of the shares have been committed as collateral for equity swap positions.
(f)<F14> All or a portion of the shares have been committed as collateral for the credit facility.
(g)<F15> All or a portion of the shares have been committed as collateral for short foreign currency contracts.
(h)<F16>  Fair-valued security.

                     See notes to the financial statements.

THE MERGER FUND VL
SCHEDULE OF SECURITIES SOLD SHORT
DECEMBER 31, 2005

  SHARES                                                               VALUE
  ------                                                               -----
   1,200       Allergan, Inc.                                       $  129,552
   4,900       Bank of America Corporation                             226,135
   1,350       Barrick Gold Corporation                                 37,624
   2,150       Brandywine Realty Trust                                  60,007
   1,825       ConocoPhillips                                          106,179
   1,700       Johnson & Johnson                                       102,170
   1,040       News Corporation - Class B                               17,274
   1,075       NTL Incorporated                                         73,186
   2,150       Occidental Petroleum Corporation                        171,742
   1,900       Per-Se Technologies, Inc.                                44,384
   2,493       Teva Pharmaceutical Industries, Ltd. -- ADR             107,224
   2,875       Verizon Communications Inc.                              86,595
                                                                    ----------
               TOTAL SECURITIES SOLD SHORT
                 (Proceeds $1,127,598)                              $1,162,072
                                                                    ----------
                                                                    ----------

ADR - American Depository Receipt

                     See notes to the financial statements.

THE MERGER FUND VL
SCHEDULE OF OPTIONS WRITTEN
DECEMBER 31, 2005

CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
-----------------------------------                                     -----
CALL OPTIONS
      67       Albertson's, Inc.                                       $ 2,010
                 Expiration: January, 2006, Exercise Price: $22.50
      13       Burlington Resources, Inc.                               14,820
                 Expiration: January, 2006, Exercise Price: $75.00
       4       Cablevision Systems Corporation                             580
                 Expiration: January, 2006, Exercise Price: $22.50
       6       Computer Sciences Corporation                               990
                 Expiration: January, 2006, Exercise Price: $50.00
      20       Constellation Energy Group                                  400
                 Expiration: January, 2006, Exercise Price: $60.00
      24       Dofasco, Inc.                                            10,302
                 Expiration: January, 2006, Exercise Price: $60.00
       6       Dofasco, Inc.                                             1,585
                 Expiration: January, 2006, Exercise Price: $62.00
      44       GTECH Holdings Corporation                               10,120
                 Expiration: January, 2006, Exercise Price: $30.00
       9       Guidant Corporation                                       1,800
                 Expiration: January, 2006, Exercise Price: $65.00
      37       Scientific-Atlanta, Inc.                                    555
                                                                       -------
                 Expiration: January, 2006, Exercise Price: $45.00
               TOTAL OPTIONS WRITTEN
                 (Premiums received $60,157)                           $43,162
                                                                       -------
                                                                       -------

                     See notes to the financial statements.

THE MERGER FUND VL
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
   Investments, at value (Cost $6,934,070)                          $6,942,417
   Deposit at brokers for short sales                                  331,700
   Cash                                                                 84,039
   Receivable from brokers for proceeds on securities sold short     1,122,309
   Receivable for investments sold                                     696,771
   Receivable for written options                                        2,085
   Receivable from investment adviser                                   19,657
   Dividends and interest receivable                                     9,602
                                                                    ----------
       Total Assets                                                  9,208,580
                                                                    ----------

LIABILITIES:
   Securities sold short, at
     value (Proceeds of $1,127,598)                    $1,162,072
   Options written, at value
     (Premiums received $60,157)                           43,162
   Loan Payable                                         1,388,000
   Payable for forward currency exchange contracts             58
   Payable for equity swap contracts                        4,937
   Payable for dividends on securities sold short           3,105
   Payable for investment securities purchased            948,864
   Payable for fund shares redeemed                           908
   Accrued expenses and other payables                     83,512
                                                       ----------
       Total Liabilities                                             3,634,618
                                                                    ----------
NET ASSETS                                                          $5,573,962
                                                                    ----------
                                                                    ----------

NET ASSETS Consist Of:
   Accumulated undistributed net realized
     gain on investments sold                                       $  236,115
   Undistributed net investment loss                                      (900)
   Net unrealized appreciation (depreciation) on:
     Investments                                       $    8,347
     Short positions                                      (34,474)
     Written options                                       16,995
     Equity swap contracts                                 (8,356)
     Foreign currency translation                              (3)
     Forward currency exchange contracts                      (58)
                                                       ----------
     Net unrealized depreciation                                       (17,549)
   Paid-in capital                                                   5,356,296
                                                                    ----------
       Total Net Assets                                             $5,573,962
                                                                    ----------
                                                                    ----------

NET ASSET VALUE, offering price and redemption price per share
  ($5,573,962 / 508,400 shares of beneficial interest outstanding)      $10.96
                                                                        ------
                                                                        ------

                     See notes to the financial statements.

THE MERGER FUND VL
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
   Interest                                                           $ 34,476
   Dividend income on long positions
     (net of foreign withholding taxes of $537)                         43,508
                                                                      --------
       Total investment income                                          77,984
                                                                      --------
EXPENSES:
   Investment advisory fee                              $  53,355
   Interest expense                                        22,023
   Transfer agent and shareholder servicing agent fees     65,740
   Federal and state registration fees                        730
   Professional fees                                       89,025
   Trustees' fees and expenses                             12,485
   Custody fees                                             1,580
   Administration fee                                      40,150
   Reports to shareholders                                  7,967
   Miscellaneous expenses                                   2,500
   Dividends on short positions (net of
     foreign withholding taxes of $51)                     20,381
                                                        ---------
       Total operating expenses                                        315,936
   Less: Expenses reimbursed (Note 3)                                 (213,775)
                                                                      --------
       Total expenses                                                  102,161
                                                                      --------
NET INVESTMENT LOSS                                                    (24,177)
                                                                      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
     Long transactions                                    225,760
     Short transactions                                  (101,373)
     Option contracts expired or closed                    85,293
     Equity swap contracts                                 53,342
     Foreign currencies                                    (1,536)
                                                        ---------
     Net realized gain                                                 261,486
   Change in unrealized appreciation / depreciation on:
     Investments                                          (33,268)
     Short positions                                      (13,819)
     Written options                                       17,942
     Equity swap contracts                                 (8,962)
     Foreign currency translation                              (3)
     Forward currency exchange contracts                    1,296
                                                        ---------
     Net unrealized loss                                               (36,814)
                                                                      --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        224,672
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $200,495
                                                                      --------
                                                                      --------

                     See notes to the financial statements.

THE MERGER FUND VL
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
   Sales of capital shares                         $  4,386,248
   Repurchases of capital shares                       (374,314)
   Net change in receivables / payables related
     to capital share transactions                          665
                                                   ------------
   Cash provided by capital share transactions        4,012,599
   Proceeds from borrowings                           1,388,000
                                                   ------------
                                                                    $5,400,599
                                                                    ----------
CASH PROVIDED (USED) BY OPERATIONS:
   Purchases of investments:
       Long transactions                            (39,404,762)
       Short transactions                            (6,320,640)
       Written options                                 (126,431)
       Foreign currencies                              (569,947)
       Forward contracts                             (5,776,620)
                                                   ------------
                                                    (52,198,400)
                                                   ------------
   Proceeds from sales of investments:
       Long transactions                             33,789,764
       Short transactions                             6,228,732
       Written options                                  602,637
       Foreign currencies                               564,236
       Forward contracts                              5,779,259
                                                   ------------
                                                     46,964,628
                                                   ------------

   Increase in deposit at brokers for short sales      (130,553)
   Net investment income                                (24,177)
   Net change in receivables /
     payables related to operations                      71,022
                                                   ------------
                                                                    (5,317,480)
                                                                    ----------

   Net increase in cash                                                 83,119
   Cash, beginning of year                                                 920
                                                                    ----------
   Cash, end of year                                                $   84,039
                                                                    ----------
                                                                    ----------

Supplemental Information:
  Cash paid for interest on loan outstanding        $   11,286

                     See notes to the financial statements.

THE MERGER FUND VL
STATEMENT OF CHANGES IN NET ASSETS

                                                                            PERIOD MAY 26, 2004(1)<F17>
                                                            YEAR ENDED                THROUGH
                                                        DECEMBER 31, 2005        DECEMBER 31, 2004
                                                        -----------------        -----------------
Net investment loss                                         $  (24,177)              $   (2,358)
Net realized gain on investments sold,
  short positions, written options expired or closed,
  equity swap contracts, foreign currencies
  and foreign currency exchange contracts                      261,486                   60,854
Change in unrealized appreciation / depreciation
  on investments, short positions, written options,
  equity swap contracts, foreign currency translation,
  and forward currency exchange contracts                      (36,814)                  19,265
                                                            ----------               ----------
Net increase in net assets resulting from operations           200,495                   77,761
                                                            ----------               ----------

Distributions to shareholders from:
    Net realized gains                                         (60,590)                      --
                                                            ----------               ----------
    Total dividends distributions                              (60,590)                      --
                                                            ----------               ----------

Net increase in net assets from
  capital share transactions (Note 4)                        4,072,524                1,183,772
                                                            ----------               ----------
Net increase in net assets                                   4,212,429                1,261,533

NET ASSETS:
Beginning of period                                          1,361,533                  100,000
                                                            ----------               ----------
End of period (including accumulated undistributed
  net investment income (loss)
  of $(900) and $248, respectively)                         $5,573,962               $1,361,533
                                                            ----------               ----------
                                                            ----------               ----------

(1)<F17>  Commencement of Operations.

                     See notes to the financial statements.

THE MERGER FUND VL
FINANCIAL HIGHLIGHTS

                                                                                                  FOR THE PERIOD
                                                                                              MAY 26, 2004,(1)<F18>
                                                                           YEAR ENDED                THROUGH
                                                                       DECEMBER 31, 2005        DECEMBER 31, 2004
                                                                       -----------------        -----------------
PER SHARE DATA:

Net Asset Value, beginning of period                                         $10.60                   $10.00
                                                                             ------                   ------
Income from investment operations:
   Net investment loss                                                        (0.05)                   (0.02)
   Net realized and unrealized gain on investments                             0.53                     0.62
                                                                             ------                   ------
   Total from investment operations                                            0.48                     0.60
                                                                             ------                   ------
Less distributions:
   Distributions from net realized gains                                      (0.12)                      --
                                                                             ------                   ------
       Total distributions                                                    (0.12)                      --
                                                                             ------                   ------
Net Asset Value, end of period                                               $10.96                   $10.60
                                                                             ------                   ------
                                                                             ------                   ------

Total Return                                                                   4.53%                    6.00%(3)<F20>

Supplemental data and ratios:
   Net assets, end of period (000's)                                         $5,574                   $1,362
   Ratio of operating expenses to average net assets
     including interest expense and dividends on short positions:
       Before expense waiver                                                   7.40%                   43.30%(2)<F19>
       After expense waiver                                                    2.39%                    1.62%(2)<F19>
   Ratio of operating expenses to average net assets
     excluding interest expense and dividends on short positions:
       Before expense waiver                                                   6.41%                   43.08%(2)<F19>
       After expense waiver                                                    1.40%                    1.40%(2)<F19>
   Ratio of net investment loss to average net assets
       Before expense waiver                                                  (5.58)%                 (42.14)%(2)<F19>
       After expense waiver                                                   (0.57)%                  (0.46)%(2)<F19>
   Portfolio turnover rate(4)<F21>                                           497.59%                  501.71%(3)<F20>

(1)<F18>  Commencement of Operations.
(2)<F19>  Annualized.
(3)<F20>  Not Annualized.
(4)<F21> The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.

                     See notes to the financial statements.

THE MERGER FUND VL
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 1 -- ORGANIZATION

   The Merger Fund VL (the "Fund") is a no-load, open-end, non-diversified investment company organized as a statutory trust under the laws of Delaware on November 22, 2002, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on May 26, 2004. The investment objective of the Fund is to seek to achieve capital growth by engaging in merger arbitrage. Shares of the Fund are not offered directly to the public. The Fund's shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts. At December 31, 2005, 96.3% of the shares outstanding of the Fund were owned by one insurance company.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investment Valuation

   Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other listed securities are valued at the last sale price on the exchange on which such securities are primarily traded or, in the case of options, at the higher of the intrinsic value of the option or the last reported composite sale price. Securities not listed on an exchange are valued at the last sale price as of the close of the New York Stock Exchange. Securities for which there are no transactions are valued at the average of the closing bid and asked prices. When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The Adviser (as defined herein), subject to the supervision of the Board of Trustees, reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices, when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. At December 31, 2005, fair-valued long securities represented 2.74% of investments, at value. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B. Short Positions

   The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities.

   The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C. Transactions with Brokers for Short Sales

   The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with two major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

D. Federal Income Taxes

   No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

E. Written Options

   The Fund writes (sells) call options to hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the higher of the intrinsic value of the option or the last composite sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract written is valued at the higher of the intrinsic value of the option or the mean of the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

F. Purchased Options

   The Fund purchases put or call options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the higher of the intrinsic value of the option or the last composite sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean of the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

G. Forward Currency Exchange Contracts

   The Fund may enter into forward currency exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

H. Distributions to Shareholders

   Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss deferrals, constructive sales, straddle loss deferrals, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at December 31, 2005. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. The Fund decreased net investment loss by $23,029 and reduced realized accumulated gains by $23,029.

I. Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J. Foreign Securities

   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K. Foreign Currency Translations

   The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L. When-Issued Securities

   The Fund may sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. The Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value for when-issued securities.

M. Guarantees and Indemnifications

   In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. Other

   Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. The Fund may utilize derivative instruments including options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

NOTE 3 -- AGREEMENTS

   The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated July 1, 2003. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund's average daily net assets. Certain officers of the Fund are also officers of the Adviser.

   The Adviser has agreed to reduce its fees and reimburse the Fundto the extent total annualized expenses, excluding dividends on short positions and interest expense, exceed 1.40% of average daily net assets. The agreement expires on July 1, 2013. The agreement permits the Adviser to recover the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund's operating expenses, excluding dividends on short positions and interest expense, to exceed the cap on expenses. For the year ended December 31, 2005, the Adviser reimbursed $213,775 to the Fund.

   Reimbursed expenses subject to potential recovery by year of expiration is as follows:

               YEAR OF EXPIRATION      POTENTIAL RECOVERY
               ------------------      ------------------
                    12/31/07                $214,818
                    12/31/08                $213,775

   U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

NOTE 4 -- SHARES OF BENEFICIAL INTEREST

   The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

   Changes in shares of beneficial interest were as follows:

                            YEAR ENDED                   PERIOD ENDED
                        DECEMBER 31, 2005             DECEMBER 31, 2004
                       --------------------          --------------------
                       SHARES        AMOUNT          SHARES        AMOUNT
                       ------        ------          ------        ------
   Sold                408,699     $4,386,248        119,198     $1,191,029
   Reinvested            5,533         60,590             --             --
   Redeemed            (34,317)      (374,314)          (713)        (7,257)
                       -------     ----------        -------     ----------
   Net Increase        379,915     $4,072,524        118,485     $1,183,772
                       -------     ----------        -------     ----------
                       -------     ----------        -------     ----------

NOTE 5 -- INVESTMENT TRANSACTIONS

   Purchases and sales of securities for the year ended December 31, 2005 (excluding short-term investments, options and short positions) amounted to $27,561,221 and $21,246,207, respectively. There were no purchases or sales of U.S. Government Securities.

   At December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

   Cost of investments                                           $7,022,872
                                                                 ----------
                                                                 ----------
   Gross unrealized appreciation                                 $  146,846
   Gross unrealized depreciation                                   (227,301)
                                                                 ----------
   Net unrealized depreciation                                   $  (80,455)
                                                                 ----------
                                                                 ----------
   Undistributed ordinary income                                 $  361,380
   Undistributed long-term capital gains                                 --
                                                                 ----------
   Total distributable earnings                                  $  361,380
                                                                 ----------
                                                                 ----------
   Other accumulated losses and temporary differences            $  (63,259)
                                                                 ----------
   Total accumulated earnings                                    $  217,666
                                                                 ----------
                                                                 ----------

   The tax components of dividends paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

                                        2005           2004
                                        ----           ----
   Ordinary Income                    $60,590       $    --
   Long-Term Capital Gains                 --            --

   The Merger Fund VL had a post-October currency loss deferral of $141 and a capital loss of $26,336, which is deferred for tax purposes until the next fiscal year.

   For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2005 was 1% for the Fund (unaudited).

NOTE 6 -- OPTION CONTRACTS WRITTEN

   The premium amount and the number of option contracts written during the year ended December 31, 2005, were as follows:

                                                    PREMIUM         NUMBER OF
                                                    AMOUNT          CONTRACTS
                                                    -------         ---------
   Options outstanding at December 31, 2004        $  17,132             70
   Options written                                   430,037          2,190
   Options closed                                   (131,272)          (701)
   Options exercised                                (174,685)          (836)
   Options expired                                   (81,055)          (493)
                                                   ---------          -----
   Options outstanding at December 31, 2005        $  60,157            230
                                                   ---------          -----
                                                   ---------          -----

NOTE 7 -- CREDIT FACILITY

   Custodial Trust Company has made available to the Fund a credit facility under the 1940 Act limitation pursuant to a Loan and Security Agreement ("Agreement") dated August 16, 2004 for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months' prior notice. For the period January 1, 2005 to December 31, 2005, the interest rate on the outstanding principal amount was the 30 Day Libor Rate plus 0.75% (weighted average rate of 4.74% during the year ended December 31, 2005). Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated July 1, 2003. During the year ended December 31, 2005, the Fund had an outstanding average daily balance of $472,404. The maximum amount outstanding during the year ended December 31, 2005 was $2,683,500. At December 31, 2005, the Fund had a loan payable balance of $1,388,000. As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding.

NOTE 8 -- FORWARD CURRENCY EXCHANGE CONTRACTS

   At December 31, 2005, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The net unrealized depreciation of $58 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

 SETTLEMENT         CURRENCY TO                 U.S. $ VALUE AT       CURRENCY TO       U.S. $ VALUE AT
    DATE            BE DELIVERED               DECEMBER 31, 2005      BE RECEIVED      DECEMBER 31, 2005
 ----------         ------------               -----------------      -----------      -----------------
  1/31/06         156,200 British Pounds             $268,639         U.S. Dollars          $271,416
   2/3/06          48,540 Canadian Dollars             41,811         U.S. Dollars            41,860
  2/10/06         181,200 Canadian Dollars            156,111         U.S. Dollars           155,403
  1/31/06         687,600 Danish Krone                109,331         U.S. Dollars           108,514
  2/10/06         562,650 Swedish Krona                71,100         U.S. Dollars            69,741
                                                     --------                               --------
                                                     $646,992                               $646,934
                                                     --------                               --------
                                                     --------                               --------

NOTE 9 -- EQUITY SWAP CONTRACTS

   The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

   The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

   Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date.

   Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At December 31, 2005, the Fund had the following open equity swap contracts:

                                                                               UNREALIZED APPRECIATION
   TERMINATION DATE                  SECURITY                      SHARES           (DEPRECIATION)
   ----------------                  --------                      ------           --------------
         2/2/06       O2 plc                                       78,100              $ (3,284)
        1/30/06       Old Mutual plc                              (46,852)              (14,554)
        1/30/06       Skandia Forsakrings AB                       34,100                 8,324
        6/30/06       Telsystems International Wireless Inc.       16,200                 1,158
                                                                                       --------
                                                                                       $ (8,356)
                                                                                       --------
                                                                                       --------

   For the year ended December 31, 2005, the Fund realized losses of $8,962 upon the termination of equity swap contracts.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Merger Fund VL:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short, and of options written, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund VL (the "Fund") at December 31, 2005, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

February 24, 2006

INFORMATION ABOUT TRUSTEES AND OFFICERS

   The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Officers and Trustees and is available, without charge, upon request by calling 1-800-343-8959.

                                        TERM OF                                  # OF PORTFOLIOS  OTHER
                          POSITIONS(S)  OFFICE AND                               IN FUND COMPLEX  DIRECTORSHIPS
                          HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION        OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE     THE FUND      TIME SERVED  DURING PAST FIVE YEARS      TRUSTEE**<F23>   TRUSTEE
---------------------     ------------  -----------  ----------------------      ---------------  -------------
Frederick W. Green*<F22>  President     Indefinite;  President of                2                None
Westchester Capital       and           since        Westchester Capital
Management, Inc.          Trustee       inception    Management, Inc.,
100 Summit Lake Drive                                the Fund's Adviser.
Valhalla, NY  10595
Age: 59

Bonnie L. Smith           Vice          One-year     Vice President of           N/A              None
Westchester Capital       President,    term; since  Westchester Capital
Management, Inc.          Secretary     inception    Management, Inc.,
100 Summit Lake Drive     and                        the Fund's Adviser.
Valhalla, NY  10595       Treasurer
Age: 58

James P. Logan, III       Independent   Indefinite;  President of Logan,         2                None
Logan, Chace LLC          Trustee       since        Chace LLC, an
420 Lexington Avenue                    inception    executive search firm.
New York, NY  10170                                  Chairman of J.P.
Age: 69                                              Logan & Company.

Michael J. Downey         Independent   Indefinite;  Managing Partner of         2                Chairman and
c/o Westchester Capital   Trustee       since        Lexington Capital                            Director of The
Management, Inc.                        inception    Investments.                                 Asia Pacific Fund,
100 Summit Lake Drive                                Consultant and                               Inc; Director of the
Valhalla, NY 10595                                   independent financial                        AllianceBernstein
Age: 61                                              adviser since July                           core mutual fund
                                                     1993.                                        group.

Roy D. Behren             Chief         One-year     Analyst and Trader          N/A              N/A
Westchester Capital       Compliance    term;        for Westchester
Management, Inc.          Officer       since        Capital Management,
100 Summit Lake Drive                   inception    Inc., the Fund's Adviser.
Valhalla, NY 10595
Age: 45

 *<F22> Denotes a trustee who is an "interested person" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Fund's Adviser.
**<F23>   The Fund Complex consists of the Fund and The Merger Fund.

THE MERGER FUND VL
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund's Transfer Agent at 1-800-343-8959 or by visiting the SEC's website at www.sec.gov. Information
                                                      -----------
regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2005 is available on the SEC's website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied
                                      -----------
at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

INVESTMENT ADVISER
     Westchester Capital Management, Inc.
     100 Summit Lake Drive
     Valhalla, NY  10595
     (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING
AGENT AND SHAREHOLDER SERVICING AGENT
     U.S. Bancorp Fund Services, LLC
     615 East Michigan Street
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

CUSTODIAN
     U.S. Bank, N.A.
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

TRUSTEES
     Frederick W. Green
     Michael J. Downey
     James P. Logan, III

EXECUTIVE OFFICERS
     Frederick W. Green, President
     Bonnie L. Smith, Vice President,
       Treasurer and Secretary
     Roy D. Behren, Chief Compliance Officer

COUNSEL
     Fulbright & Jaworski L.L.P.
     666 Fifth Avenue
     New York, NY  10103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue
     Milwaukee, WI  53202

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Michael J. Downey and James P. Logan, III are each an "audit committee financial expert" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------
The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

                              FYE  12/31/2005      FYE  12/31/2004
                              ---------------      ---------------
Audit Fees                    $25,000              $16,000
Audit-Related Fees
Tax Fees                      $5,000               $2,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. The audit committee approved 100% of the tax services provided by the registrant's principal accountant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Merger Fund VL
                   ------------------------------------

     By (Signature and Title) /s/ Frederick W. Green
                              -----------------------------
                              Frederick W. Green, President

     Date           2/28/06
           -------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Frederick W. Green
                              -----------------------------
                              Frederick W. Green, President
     Date           2/28/06
           -------------------------

     By (Signature and Title) /s/  Bonnie L. Smith
                              --------------------------
                              Bonnie L. Smith, Treasurer

     Date           2/28/06
           -------------------------